SANFORD C. BERNSTEIN FUND, INC.

1345 Avenue of the Americas

New York, New York 10105

(212) 756-4097

Statement of Additional Information

January 31, 2013

This Statement of Additional Information (“SAI”) relates to the following 18 series (each, a “Portfolio”) and classes (each, a “Class”) of shares of the Sanford C. Bernstein Fund, Inc. (the “Fund”):

Portfolio and Class (if applicable)	Exchange Ticker Symbol
Non-U.S. Stock Portfolios
International Portfolio International Class	SIMTX
Tax-Managed International Portfolio Tax-Managed International Class	SNIVX
Emerging Markets Portfolio	SNEMX
Fixed-Income Portfolios
Short Duration New York Municipal Portfolio	SDNYX
Short Duration California Municipal Portfolio	SDCMX
Short Duration Diversified Municipal Portfolio	SDDMX
New York Municipal Portfolio New York Municipal Class	SNNYX
California Municipal Portfolio California Municipal Class	SNCAX
Diversified Municipal Portfolio Diversified Municipal Class	SNDPX
U.S. Government Short Duration Portfolio	SNGSX
Short Duration Plus Portfolio Short Duration Plus Class	SNSDX
Intermediate Duration Portfolio	SNIDX

Overlay Portfolios	Exchange Ticker Symbol
	Class 1	Class 2
Overlay A Portfolio	SAOOX	SAOTX
Tax-Aware Overlay A Portfolio	SATOX	SATTX
Overlay B Portfolio	SBOOX	SBOTX
Tax-Aware Overlay B Portfolio	SBTOX	SBTTX
Tax-Aware Overlay C Portfolio	SCTOX	SCTTX
Tax-Aware Overlay N Portfolio	SNTOX	SNTTX

The Overlay Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein Global Wealth Management Unit of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Overlay Portfolios should be evaluated only in the context of the investor’s complete investment program. The Overlay Portfolios are NOT designed to be used as stand-alone investments. The Overlay Portfolios should be considered for a portion of an overall investment program managed by Bernstein and not as a balanced investment program.

This SAI is not a prospectus, and should be read in conjunction with the Fund’s Prospectus, dated January 31, 2013, as it may be amended and/or supplemented from time to time.

Certain financial statements from the Fund’s annual report dated September 30, 2012 are incorporated by reference into this SAI. Copies of the Fund’s Prospectus and annual report may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number or on the Internet at www.bernstein.com.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

FUND HISTORY

The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company.

As of February 1, 2002, the names of each Portfolio (other than the Overlay Portfolios) were changed to delete “Bernstein” from their names. As of the same date, “Bernstein Government Short Duration Portfolio” changed its name to “U.S. Government Short Duration Portfolio.” As of September 2, 2003, the “Tax-Managed International Value Portfolio” changed its name to “Tax-Managed International Portfolio,” and the “International Value Portfolio II” changed its name to “International Portfolio.” To reflect a change in investment style from value to a blend of growth and value, as of May 2, 2005, the “Emerging Markets Value Portfolio” changed its name to “Emerging Markets Portfolio.”

Each Portfolio of the Fund is diversified except for the New York Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and the Short Duration California Municipal Portfolio.

The term “net assets,” as used in this SAI, means net assets plus any borrowings.

INVESTMENT STRATEGIES AND RELATED RISKS

For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see each Portfolio’s sections of the Fund’s Prospectus entitled “Investment Objective,” “Principal Strategies,” “Fees and Expenses of the Portfolio,” “Principal Risks,” and “Bar Chart and Performance Information” as well as the section entitled “Additional Information About Principal Investment Strategies and Risks.” The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

FIXED-INCOME PORTFOLIOS AND OVERLAY PORTFOLIOS

General Investment Policies

Fixed-Income and Overlay Portfolios evaluate a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Fixed-Income and Overlay Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Fixed-Income and Overlay Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

To identify attractive bonds for the Fixed-Income Portfolios, AllianceBernstein L.P. (“AllianceBernstein” or the “Manager”) evaluates securities and sectors to identify the most attractive securities in the market at a given time—those offering the highest expected return in relation to their risks. In addition, the Manager may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for each Portfolio.

None of the Fixed-Income Portfolios (other than Intermediate Duration Portfolio) will purchase any security if immediately after that purchase less than 80% of the Portfolio’s total assets would consist of securities or commercial paper rated A or higher by Standard & Poor’s Corporation (“Standard & Poor’s” or “S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”); SP-1 by Standard & Poor’s, F-1 by Fitch or MIG 1 or VMIG 1 by Moody’s; A-1 by Standard & Poor’s, or P-1 by Moody’s; or of securities and commercial paper that are rated by other rating agencies or are not rated but in either case are determined by the Manager to be of comparable quality. In addition, none of the Fixed-Income Portfolios (other than Intermediate Duration Portfolio) will purchase a security or commercial paper rated less than B by Standard & Poor’s, Fitch or Moody’s; less than A-2 or SP-2 by Standard & Poor’s, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody’s; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. Intermediate Duration Portfolio may invest in securities rated CCC by Standard & Poor’s and Fitch, or Caa by Moody’s. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor’s, Fitch or Moody’s; below

SP-1 or A-1 by Standard & Poor’s, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody’s. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor’s and Fitch or Baa by Moody’s are investment grade. Securities that are rated BB, B or CCC by Standard & Poor’s and Fitch, or Ba, B or Caa by Moody’s are considered to be speculative with regard to the payment of interest and principal.

In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. Depending on the Manager’s interest-rate forecast, the Manager may adjust the actual duration of each of the Fixed-Income Portfolios. When interest rates are expected to rise, the Manager may shorten the Portfolio’s duration. When interest rates are expected to fall, the Manager may lengthen the Portfolio’s duration.

The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

Each Overlay Portfolio may invest in securities rated CCC by S&P and Fitch, or Caa by Moody’s. Each of the Tax-Aware Overlay B, Tax-Aware Overlay C or Tax-Aware Overlay N Portfolios, however, will generally invest in municipal securities rated A or better by S&P, Fitch or Moody’s (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor’s, Fitch or Moody’s; below SP-1 or A-1 by Standard & Poor’s, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody’s. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor’s and Fitch or Baa by Moody’s are investment grade. Securities that are rated BB, B or CCC by Standard & Poor’s and Fitch, or Ba, B or Caa by Moody’s are considered to be speculative with regard to the payment of interest and principal.

Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio’s shares fluctuates with the value of its investments.

The Portfolios (other than Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio) may invest in mortgage-backed securities (“MBS”), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios’ securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Portfolios may also purchase asset-backed securities (“ABS”) that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

The Portfolios may also invest in other types of fixed-income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

A Portfolio’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a Portfolio, or if the maturity of a security is extended after purchase by a Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Specific Investment Policies of Certain Fixed-Income Portfolios

Fixed-Income Taxable Portfolios

The U.S. Government Short Duration Portfolio

The U.S. Government Short Duration Portfolio invests, under normal circumstances, at least 80% of its net assets in marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

Shareholders’ investments in this Portfolio are not insured by the U.S. Government. To the extent that this Portfolio is invested in U.S. Government securities, as defined for tax purposes in a given state, its income is generally not subject to state and local income taxation. Most states allow a pass-through to the individual shareholders of the tax-exempt character of this income for purposes of those states’ taxes. However, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

The U.S. Government Short Duration Portfolio will purchase only securities rated A or better by Standard & Poor’s, Fitch or Moody’s; commercial paper rated A-1 by Standard & Poor’s, F-1 by Fitch or P-1 by Moody’s; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality.

The Municipal Portfolios and the Tax-Aware Overlay B, C and N Portfolios

As a fundamental policy, each of the six Municipal Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Tax-Aware Overlay B, C and N Portfolios may invest significantly in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. “Municipal Securities” are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation but, in certain instances, may be includable in income subject to the alternative minimum tax (“AMT”).

In addition to Municipal Securities, each Municipal Portfolio and each of the Tax-Aware Overlay B, C and N Portfolios may invest in non-Municipal Securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio’s objectives.

The New York Municipal, California Municipal and Diversified Municipal Portfolios are referred to below as the “Fixed-Income Municipal Intermediate Duration Portfolios.”

Alternative Minimum Tax

Under current federal income tax law, (1) interest on tax-exempt Municipal Securities issued after August 7, 1986 which are specified “private activity bonds,” and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in “adjusted current earnings” of corporations for AMT purposes. Such private activity bonds (“AMT-Subject bonds”), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

The New York Municipal Portfolios

The Short Duration New York Municipal Portfolio and the New York Municipal Portfolio

Each of the Short Duration New York Municipal Portfolio and the New York Municipal Portfolio (the “New York Municipal Portfolios”) invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York State income tax (“New York Municipal Securities”). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

Each New York Municipal Portfolio is a non-diversified portfolio under the Investment Company Act of 1940, as amended (the “1940 Act”). Nonetheless, the Fund intends to continue to qualify each New York Municipal Portfolio, like each of the other Portfolios, as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each New York Municipal Portfolio’s total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio’s total assets, and that each New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If either New York Municipal Portfolio’s assets consist of the securities of a small number of issuers, any change in the market’s assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

Because the New York Municipal Portfolios invest primarily in New York Municipal Securities, the Portfolios’ performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

The New York Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolios seek income exempt from New York State and local taxes as well as federal income tax, such Portfolios may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

The California Municipal Portfolios

The Short Duration California Municipal Portfolio and the California Municipal Portfolio

Each of the Short Duration California Municipal Portfolio and the California Municipal Portfolio (the “California Municipal Portfolios”) invests in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of California or its political subdivisions, or otherwise exempt from California State income tax (“California Municipal Securities”). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

Each California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify each California Municipal Portfolio as a “regulated investment company” for purposes of the Code. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each California Municipal Portfolio’s total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio’s total assets, and that each California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If either California Municipal Portfolio’s assets consist of the securities of a small number of issuers, any change in the market’s assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

Because the California Municipal Portfolios invest primarily in California Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

The California Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolios seek income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Tax-Aware Overlay B Portfolio

The Tax-Aware Overlay B Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Portfolio is not appropriate for tax-exempt investors under normal market conditions.

Tax-Aware Overlay C Portfolio

To obtain direct fixed-income exposure, the Tax-Aware Overlay C Portfolio may invest in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. The investments include California Municipal Securities. For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

Because the Portfolio focuses its direct investments in California Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

The Portfolio is not appropriate for tax-exempt investors under normal market conditions. Moreover, because the Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Tax-Aware Overlay N Portfolio

To obtain direct fixed-income exposure, the Tax-Aware Overlay N Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. The investments include New York Municipal Securities. The income from these securities is exempt from federal and New York personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

Because the Portfolio focuses its direct investments in New York Municipal Securities, the Portfolio’s performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

The Portfolio is not appropriate for tax-exempt investors under normal market conditions. Moreover, because the Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, such Portfolio may not be appropriate for taxable investors, such as non–New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State

(The New York Municipal Portfolios, the Tax-Aware Overlay N Portfolio, the California Municipal Portfolios and the Tax-Aware Overlay C Portfolio)

The primary purpose of investing in a portfolio of a single state’s Municipal Securities is the special tax treatment afforded the state’s resident individual investors. However, payment of interest and preservation of principal depends upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state’s issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal Securities in which a Portfolio’s assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under “Investment Strategies and Related Risks—Fixed-Income Portfolios and Overlay Portfolios.” See also Appendix A: “Description of Corporate and Municipal Bond Ratings” for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a “moral obligation” contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement dated May 11, 2012, as updated on August 10, 2012 with respect to New York and an Official Statement dated October 2012 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK

The following is based on information obtained from the Annual Information Statement of the State of New York, dated May 11, 2012, and the Update to the Annual Information Statement dated August 10, 2012.

Debt Reform Act of 2000

The Debt Reform Act of 2000 (“Debt Reform Act”) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the “State”). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income; (b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and was fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and is gradually increasing until it is fully phased in at 5% in 2013-14.

The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31 of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget (“DOB”) intends to manage subsequent capital plans and issuance schedules consistent with the limits.

The State was found to be in compliance with the statutory caps for the most recent calculation period (October 2011).

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of relatively limited debt capacity. Available cap room, in regards to debt outstanding, is expected to decline from $3.6 billion in 2011-12 to $752 million in 2013-14. The State is continuing to implement measures to address capital spending priorities and debt financing practices.

New York is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. As of March 31, 2012, total State-related debt outstanding was $56.8 billion and 5.7% of personal income. New York ranks fifth in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey.

For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

As of March 31, 2012, the total amount of general obligation debt outstanding was $3.5 billion. The Enacted Budget Capital Plan projects that about $436 million in general obligation bonds will be issued in 2012-13.

Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation (“COPs”), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see “New York Local Government Assistance Corporation” below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax (“PIT”) Revenue Bonds. Based on current assumptions, DOB anticipates that there will be $25.5 billion of State PIT Revenue Bonds outstanding during fiscal year 2012-13.

New York Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the “LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC’s bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State’s ability to issue deficit notes.

As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC’s borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities

The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the “Authorities”). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2011, there were 17 Authorities that had aggregate outstanding debt of $163 billion, only a portion of which constitutes State-supported or State-related debt.

Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer’s debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2012-13 fiscal year.

Authorities’ operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

The Metropolitan Transportation Authority (the “MTA”), which receives the bulk of State appropriations to the Authorities, oversees New York City’s subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the “TA”). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA’s subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the “TBTA”), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

Fiscal Year 2012

The State ended FY 2012 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.79 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $102 million in the Community Projects Fund, $21 million in the Contingency Reserve, $283 million reserved for potential retroactive labor settlements, and $75 million in an undesignated fund balance. The FY 2012 closing balance was $411 million greater than the FY 2011 closing balance, which largely reflects actions to establish designated resource that can be used to address costs associated with potential retroactive labor agreements, and to build the State’s general emergency reserve fund balances. The State made a $100 million deposit to the Tax Stabilization Reserve at the close of FY 2012, the first deposit to the State’s “rainy day” reserves since FY 2008.

General Fund receipts, including transfers from other funds, totaled $56.9 billion in FY 2012. Total receipts during FY 2012 were $2.5 billion (4.5%) higher than in the prior fiscal year. Total tax receipts were $3.1 billion higher than the previous fiscal year, mainly due to growth in PIT collections ($2.4 billion) and business tax collections ($481 million). A decrease in the level of excess balances transferred from other funds partly offset the annual increase in tax receipts.

General Fund disbursements, including transfers to other funds, totaled $56.5 billion in FY 2012, $1.1 billion (2.0%) higher than in the prior fiscal year. Excluding the impact of a $2.1 billion school aid deferral from March 2010 to the statutory deadline of June 2010, annual spending grew by $3.2 billion. Spending growth is largely due to the phase-out of extraordinary Federal aid that temporarily reduced State-share spending in FY 2011. Annual General Fund spending for agency operations in FY 2012 was lower than in FY 2011, consistent with management expectations and continued efforts in managing the workforce and controlling costs.

Fiscal Year 2011

The State ended FY 2011 in balance on a cash basis in the General Fund. The General Fund ended FY 2011 with a closing balance of $1.38 billion, consisting of $1.0 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance.

The closing balance was $928 million lower than FY 2010. This reflected the planned use of a fund balance to pay for expenses deferred from FY 2010 into FY 2011.

General Fund receipts, including transfers from other funds, totaled $54.4 billion in FY 2011. Total receipts during FY 2011 were $1.9 billion (3.6%) higher than in the prior fiscal year. Total tax receipts were $2.5 billion higher, mainly due to the growth in PIT collections, sales taxes, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery. Non-tax revenue was $631 million below the prior year. This was primarily due to the following FY 2010 collections that were not received, or were received in lower amounts, in FY 2011: temporary utility surcharge; Power Authority resources; Energy Research and Development Authority; and fine collections. An increase in the level of excess balances transferred from other funds partly offset the annual decline in miscellaneous receipts.

General Fund disbursements, including transfers to other funds, totaled $55.4 billion in FY 2011. Disbursements in FY 2011 were $3.2 billion (6.1%) higher than in the prior fiscal year. Spending growth was affected by the deferral of a $2.06 billion payment to schools from March 2010 to the statutory deadline of June 2010. Adjusting for this anomaly, spending would have been approximately $950 million below FY 2010 levels.

Fiscal Year 2010

Receipts during FY 2010 fell substantially below projections. General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State’s initial projections for FY 2010. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections. However, actual disbursements were affected by $2.1 billion in payment deferrals (described below) taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in FY 2010 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for FY 2010 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the State’s financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from FY 2010 to FY 2011. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from FY 2010.

General Fund receipts, including transfers from other funds were $1.2 billion below FY 2009 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

General Fund disbursements, including transfers to other funds, were $2.4 billion below FY 2009 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of Federal American Recovery and Reinvestment Act of 2009 (“ARRA”) funds in place of General Fund spending.

The General Fund closing balance consisted of $1.2 billion in the State’s rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

Economic Overview

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State’s leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

Manufacturing employment continues to decline in importance in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities.

Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

In the calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2000, but the gap between them has since closed, with the State rate below that of the nation from the start of the national recession through the end of 2011. In 2011, the State unemployment rate was 8.2, compared to 9.0% for the nation as a whole.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2011, New York per capita personal income was $50,545, compared to $41,663 for the nation as a whole.

Recent Developments

The most recent data indicate that the pace of New York employment growth remains healthy. Private sector employment growth of 1.5% is now projected for 2012, following growth of 2.0% for 2011. Total employment growth of 1.1% is projected for this year, following growth of 1.2% for 2011. Consistent with a strong job market, State wage growth of 3.1% is expected for 2012, with growth in total personal income projected at 3.4%. Although these growth rates represent an improving outlook, they remain substantially below historical averages.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street firms still adjusting their compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to estimate. A weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected.

New York City

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City to market securities successfully in the public credit markets.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and January 2012, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during the 2009 and 2010 legislative sessions.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. The loss of temporary Federal stimulus funding in 2011 also adversely impacted counties and school districts in New York State. The State’s cash flow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Additionally, recent enactment of legislation that caps most local government and school district property tax levies may affect the amount of property tax revenue available for local government and school district purposes. The legislation does not apply to New York City. Changes to sales tax distributions resulting from the 2010 Federal population census may also have a material impact on certain local governments. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

The State is a defendant in legal proceedings involving State finances and programs and miscellaneous civil rights, real property, and contract and other tort claims where the monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. These proceedings could affect adversely the financial condition of the State in FY 2013 or thereafter.

Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced FY 2013 Financial Plan. The State believes that the FY 2013 Enacted Budget Financial Plan includes sufficient reserves for the payment of judgments that may be required during FY 2013. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential FY 2013 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced FY 2013 Enacted Budget Financial Plan.

CALIFORNIA

The following is based on information obtained from an Official Statement, dated October 23, 2012, relating to State of California $539,245,000 Various Purpose General Obligation Refunding Bonds (the “Official Statement”).

Constitutional Limits on Spending and Taxes

Certain California (the “State”) constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State’s municipal securities to pay interest and principal on municipal securities.

Article XIII B. The State is subject to an annual appropriations limit (the “Appropriations Limit”) imposed by Article XIII B to the State Constitution.

Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See “Proposition 98” below.) “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by the entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds.

Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

The State’s yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

The Department of Finance projected the Appropriations Subject to Limit to be $61.796 billion and $70.280 billion under the Appropriations Limit in Fiscal Years 2011-12 and 2012-13, respectively.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges (“K-14 schools”) a minimum share of General Fund revenues.

Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the “first test”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the “second test”), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a “credit” to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

State Indebtedness

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of September 1, 2012, the State had outstanding $79,148,265,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $34,380,904,000 of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $4,160,635,000 of variable rate general obligation bonds, representing about 5.3% of the State’s total outstanding general obligation bonds as of September 1, 2012.

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University, the University of California or the Judicial Council under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are marketed to investors. The State had $11,300,005,000 General Fund-supported lease-purchase debt outstanding as of September 1, 2012.

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“RANs”) in all but one fiscal year since the mid-1980s and they have always been paid at maturity. RANs are issued to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year.

Cash Management in Fiscal Year 2012-13

The State entered Fiscal Year 2012-13 in a stronger cash position than it had in some prior years. Timely enactment of the 2012 Budget Act allowed the State to carry out its regular cash management borrowing with RANs early in the year, and without the need for Interim RANs for the first time in three years. The State issued $10 million of RANs on August 23, 2012.

As in previous years, the Legislature has enacted a cash management bill which authorizes deferral of certain payments during Fiscal Year 2012-13, including payments to K-12 schools, reimbursements to the federal government for certain social service costs, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time) and higher education. The applicable deferrals were made in July 2012.

The State will also benefit from $1.7 billion of additional internal borrowable resources in the SAIF Fund during the first part of the fiscal year. The deposits in the State Agency Investment Fund are scheduled to be returned in late April 2013. The Legislature has created a Voluntary Investment Program Fund, which could provide additional short-term cash management borrowing resources, but there are no current agreements for deposits into this Fund.

State fiscal officials will continue to monitor the State’s cash position during the fiscal year, and will take appropriate steps if necessary to manage any projected cash shortfalls which may occur, as they have done in prior years.

The Budget Process

The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment (“Proposition 58”), beginning with fiscal year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

State Financial Pressure

The economic downturn of the last few years adversely affected the State’s budget situation. Despite the economy’s gradual recovery, the State faced estimated annual gaps between spending and revenues of roughly $20 billion as of January 2011. The State’s fiscal challenges were exacerbated by unprecedented levels of debt, deferrals, and budgetary obligations accumulated over the prior decade. The 2011 Budget Act and the 2012 Budget Act have rejected the past approach of over-relying on one-time solutions. The last two budgets addressed this deficit through three dollars of ongoing spending reductions for every dollar of tax increases. Specifically, 76% of the structural deficit has been addressed through spending cuts in health and human services, corrections, education, and other areas. Under current projections, the Administration projects that the General Fund budget will be balanced in an ongoing manner for at least the next four fiscal years, which would represent the first time in over a decade that future spending is expected to stay within available revenues.

Even with this plan, risks to the budget remain. Potential cost increases associated with actions to reduce the federal deficit, federal government actions, court decisions, the pace of the economic recovery, an aging population, and rising health care and pension costs all threaten the ability of the State to achieve and maintain a balanced budget over the long term. In addition, the exact level of capital gains and income growth for top earners remains uncertain, which will have a major impact on personal income tax receipts.

Current Fiscal Year Budget

The 2012-13 budget package closed a projected budget gap of $15.7 billion over the two fiscal years 2011-12 and 2012-13, and projected a $948 million reserve by June 30, 2013, by enacting a total of $16.6 billion in solutions (including a combination of expenditure reductions, additional revenues, and other solutions). General Fund revenues and transfers for Fiscal Year 2012-13 were projected at $95.9 billion, an increase of $9.1 billion compared with Fiscal Year 2011-12. General Fund expenditures for Fiscal Year 2012-13 were projected at $91.3 billion, an increase of $4.3 billion compared to the prior year. General Fund spending outside of Proposition 98 is projected to decline by $1.5 billion, or 2.8%, excluding a required one-time repayment of $2.1 billion the State borrowed from local governments in 2009. In approving the 2012 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $129 million. The 2012 Budget Act also includes special fund expenditures of $39.4 billion and bond fund expenditures of $11.7 billion.

2011 Budget Act

The 2011 Budget Act, enacted on June 30, 2011, projected that the State would end Fiscal Year 2011-12 with a $543 million General Fund reserve. General Fund revenues and transfers for Fiscal Year 2011-12 were projected at $88.5 billion, a reduction of $6.3 billion compared with Fiscal Year 2010-11. General Fund expenditures for Fiscal Year 2011-12 were projected at $85.9 billion—a reduction of $5.5 billion compared to the prior year. These amounts compare to the following figures proposed in the 2011-12 Governor’s Budget: revenues and transfers of $89.7 billion, expenditures of $84.6 billion, and an ending reserve of $955 million. In approving the 2011 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $24 million, mostly in the Judicial Branch ($22.9 million related to parole revocation workload). The 2011 Budget Act also includes special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion.

The estimated General Fund revenue reflected a combination of factors, including expiration of temporary taxes and surcharges (which totaled approximately $7.1 billion in Fiscal Year 2010-11) and transfer of about one percent of the State sales tax rate to local governments to fund the realignment described further below. Offsetting these reductions were improved revenue estimates for the remaining State tax sources. Expenditures reflected increases needed to offset the termination of federal stimulus funding (ARRA) which supported about $4.2 billion of General Fund programs in Fiscal Year 2010-11.

2010 Budget Act

The 2010 Budget Act enacted on October 8, 2010, projected to end Fiscal Year 2010-11 with a $1.3 billion reserve. General Fund revenues and transfers for Fiscal Year 2010-11 are projected at $94.2 billion, an increase of $7.3 billion compared with Fiscal Year 2009-10. General Fund expenditures for Fiscal Year 2010-11 are projected at $86.6 billion—essentially flat compared to the prior year. These amounts compared to the following, which were proposed in the 2010-11 Governor’s Budget: revenues and transfers of $89.3 billion, expenditures of $82.9 billion, and an ending reserve of $1.0 billion. In approving the 2010 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $960 million, mostly in the areas of health care and social services. The 2010 Budget Act also included Special Fund expenditures of $30.9 billion and Bond Fund expenditures of $7.9 billion.

Prior to enactment of the 2010 Budget Act, the Administration had reported a budget gap of $19.3 billion, including a $1.3 billion reserve based on projected General Fund revenues and transfers in Fiscal Year 2010-11 compared against projected expenditures (assuming the workload budget from Fiscal Year 2009-10, adjusted for increases in costs and certain other developments but no changes in law). The 2010 Budget Act planned to close the estimated budget gap by a combination of expenditure reductions, federal funds, and other solutions. The majority of these solutions were one-time or temporary in nature, so that budget gaps would recur in Fiscal Year 2011-12 and beyond. Furthermore, many of the assumed solutions did not come to fruition, and the 2010 Budget Act soon fell out of balance.

Economic Overview

The State of California is by far the most populous state in the nation, 50% larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The State’s 2011 population of about 37.5 million represented over 12% of the total United States population.

California’s economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

In 2011, per capita personal income in California averaged $44,481, compared to $41,663 for the nation. The unemployment rate in 2011 was 11.7%, compared to 8.9% for the nation. The trade, transportation and utilities sector represented the largest component (18.9%) of California’s non-farm workforce, followed by federal, state and local government (17.0%), professional and business services (15.1%), educational and health services (13.0%) and leisure and hospitality (10.9%).

Litigation

The State is a party to numerous legal proceedings. Certain of these proceedings have been identified by the State as having a potentially significant fiscal impact upon the State’s expenditures or its revenues.

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Insurance Feature

The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, only Assured Guaranty Municipal Corp. (“AGM”) is writing policies on newly issued municipal bonds. AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. (“Assured”). Prior to the recent financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies. These insurers include National Public Finance Guarantee Corporation (“National”), a wholly-owned subsidiary of MBIA Inc. (“MBIA”); Financial Guaranty Insurance Company (“FGIC”); Ambac Assurance Corporation (“Ambac”), a wholly-owned subsidiary of Ambac Financial Group, Inc.; ACA Financial Guaranty Corporation (“ACA”); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) (“Radian”), a wholly-owned subsidiary of Radian Group, Inc.; Syncora Guarantee Inc. (“Syncora”) (formerly XL Capital Assurance, Inc.), a wholly-owned subsidiary of Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.); CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc.) (“CIFG NA”); and Berkshire Hathaway Assurance Corporation (“BHAC”), a wholly owned subsidiary of Berkshire Hathaway Inc. As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur. Moody’s and S&P ratings reflect the respective rating agency’s current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefore. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Manager currently evaluates the risk and return of such securities through its own research.

The information relating to MBIA, FGIC, Ambac, AGM, ACA, Radian, Syncora, CIFG NA and BHAC contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

National. National is a wholly-owned subsidiary of MBIA. Neither MBIA nor its shareholders are obligated to pay the debts of or claims against National. National was incorporated and is domiciled in the State of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands, Puerto Rico, the Kingdom of Spain and the Republic of France. As of September 30, 2012, MBIA had total assets of $22.132 billion, and total liabilities of $19.545 billion. The address of National is 113 King Street, Armonk, New York 10504.

FGIC. Until August of 2003, when it was purchased by an investor group, FGIC was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the New York State Department of Financial Services. As of September 30, 2012, FGIC had total assets of $2.124 billion and total liabilities of $2.120 billion. The address of FGIC is 125 Park Avenue, New York, New York 10017.

Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. As of September 30, 2012, Ambac Financial Group, Inc. and all of its subsidiaries had total assets of $26.948 billion and total liabilities of $30.435 billion. The address of Ambac’s administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

AGM. AGM is domiciled in the State of New York, is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, the District of Columba, Guam, Puerto Rico and the U.S. Virgin Islands. As of September 30, 2012, Assured and its subsidiaries had, on a consolidated basis, total assets of $17.563 billion and total liabilities of $12.611 billion. The registered office of AGM is located at 31 West 52nd Street, New York, New York 10019.

ACA. ACA is a Maryland-domiciled insurance company regulated by the Maryland Insurance Administration (“MIA”) and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. Since August 2008, when ACA underwent a restructuring, ACA has been operating as a run-off financial guaranty insurance company, meaning that it no longer issues any new insurance policies without the consent of the MIA, but it continues to guarantee timely payment of principal and interest when due on its remaining portfolio of insured municipal obligations. As of September 30, 2012, ACA had total assets of $.464 billion and total liabilities of $.436 billion. ACA’s principal business office is located at 600 Fifth Avenue, New York, New York 10020.

Radian. Radian is domiciled in the State of New York and is subject to regulation by the New York State Department of Financial Services. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of September 30, 2012, Radian Group, Inc. had total assets of $6.041 billion and total liabilities of $5.126 billion. Radian’s principal business office is located at 1601 Market Street, Philadelphia, Pennsylvania 19103.

Syncora. Syncora is domiciled in the State of New York and is subject to regulation by the New York State Department of Financial Services and is licensed to do business in all 50 states, Puerto Rico, the District of Columbia, the U.S. Virgin Islands and Singapore. Syncora is a wholly-owned subsidiary of Syncora Holdings Ltd., a Bermuda-based holding company and one of the world’s leading providers of insurance, reinsurance and related services. As of September 30, 2012, Syncora had total assets of $1.171 billion and total liabilities of $1.143 billion. Syncora’s principal business office is located at 825 Eighth Avenue, New York, New York 10019.

CIFG NA. CIFG NA, a subsidiary of Groupe Caisse d’Epargne, a leading French bank, is domiciled in the State of New York and is subject to regulation by the New York State Department of Financial Services. CIFG NA is licensed to transact financial guaranty insurance in 48 states, the District of Columbia and the Commonwealth of Puerto Rico. As of September 30, 2012, CIFG NA had total assets of $.743 billion and total liabilities of $.742 billion. The address of CIFG NA is 850 Third Avenue, New York, New York 10022.

BHAC. BHAC, established in December 2007 as an indirect subsidiary of Berkshire Hathaway Inc., is domiciled in the State of New York and is subject to regulation by the New York State Department of Financial Services. As of September 30, 2012, Berkshire Hathaway Inc. and its subsidiaries had total assets of $424.115 billion and total liabilities of $235.041 billion. BHAC is currently licensed to transact financial guaranty business in 49 states. BHAC’s office is located at the Marine Air Terminal, LaGuardia Airport, New York, New York 11371.

The Diversified Municipal Portfolios

The Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio

Each of the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio (the “Diversified Municipal Portfolios”) will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. Neither Diversified Municipal Portfolio is appropriate for tax-exempt investors under normal market conditions.

THE NON-U.S. STOCK PORTFOLIOS AND OVERLAY PORTFOLIOS

The Tax-Managed International Portfolio, the International Portfolio and the Emerging Markets Portfolio

The Tax-Managed International Portfolio, the International Portfolio (collectively referred to as the “International Portfolios”) and the Emerging Markets Portfolio seek long-term capital growth. The Emerging Markets Portfolio will invest primarily in equity securities of both large and small emerging market companies. The International Portfolios will and the Emerging Markets Portfolio may invest in equity securities of issuers in countries that comprise the Morgan Stanley® Capital International Europe, Australasia, Far East (MSCI EAFE) index. The International Portfolios will also invest in equity securities of companies in less developed or emerging market countries.

As used in this statement of additional information, emerging market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation (“IFC”), a subsidiary of the World Bank, to have an “emerging stock market.”

Emerging Markets Portfolio: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts for the Emerging Markets Portfolio. In managing the Emerging Markets Portfolio, the Manager diversifies the investment portfolios between growth and value equity investment styles. The Manager selects emerging markets growth and emerging markets value equity securities by drawing from its fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for the Emerging Markets Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of the Manager’s global growth and value research teams.

The Emerging Markets Portfolio’s emerging markets growth stocks are selected using AllianceBernstein’s research-driven emerging markets growth investment discipline. In selecting stocks, the emerging markets growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Manager’s large emerging markets growth research staff, which follows over 300 companies. As one of the largest multinational investment firms, AllianceBernstein has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

The Manager’s emerging markets growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The emerging markets growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Emerging Markets Portfolio’s value stocks are selected using AllianceBernstein’s research-driven emerging markets value investment discipline. This discipline relies heavily upon fundamental analysis and research of the Manager’s large emerging markets value research staff. The research staff identifies attractive opportunities among a broad universe of approximately 1,500 companies. In selecting stocks, the Manager’s emerging markets value investment team invests in underpriced stocks—those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

The Emerging Markets Portfolio is intended for long-term investors who can accept the risks associated with the Portfolio’s investments and is not appropriate for individuals with limited investment resources or who are unable to tolerate significant fluctuations in the value of their investment. The Portfolio should be considered as a vehicle for diversification and not as a balanced investment program.

The International Portfolios: The research analyses supporting buy and sell decisions for the International Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. In managing the International Portfolios, the Manager diversifies the investment portfolios using research from its growth, value, stability and other disciplines. Investment decision-making for these Portfolios is made by an investment policy group working in concert with the specific research and investment teams.

As one of the largest multinational investment firms, AllianceBernstein has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Each research process includes both fundamental and quantitative inputs to varying degrees. The specific research questions will vary: in some cases it may be focused on the ability of a company to generate strong returns on capital, in others whether cash flows will remain stable and in some whether management can solve specific challenges facing the company. From a risk control perspective, we review position sizes as well as sector weightings. Our analysts prepare their own earnings estimates and financial models for each company that they follow.

Under normal circumstances, each of the International Portfolios will invest in companies in at least three countries other than the United States. The Emerging Markets Portfolio, under normal circumstances, invests at least 80% of its net assets in securities of emerging market companies. For purposes of the policy with respect to Emerging Markets Portfolio, net assets include any borrowings for investment purposes. Shareholders of the Emerging Markets Portfolio will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the International Portfolios or the Emerging Markets Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. Any of these Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

The International Portfolios and the Emerging Markets Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

With respect to the International Portfolios, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, BBB, F-2 or higher by Fitch, or Baa, P-2 or higher by Moody’s; or, if unrated, are in the Manager’s opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these rating categories, see Appendix A). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager’s discretion, in the event of a rating reduction.

With respect to the Emerging Markets Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Most fixed-income instruments of emerging market companies and countries are rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard & Poor’s, Fitch and Moody’s. Securities that are rated BBB, A-2, or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these ratings categories, see the Appendix). The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium—to lower-rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.

Currency Transactions. The Non-U.S. Stock Portfolios and the Overlay Portfolios may invest in non-U.S. Dollar securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate then prevailing in the currency exchange market for buying and selling currencies). See below for a further discussion of the foreign currency transactions in which the Portfolios may engage.

The Overlay Portfolios

The Overlay Portfolios may invest in equity securities of established domestic and foreign companies, including securities of both large and small emerging market companies. All Portfolios may obtain equity exposure either by investing directly in equity securities or through derivatives.

Additional Risks of Investing in Emerging Markets

Investing in securities of companies in emerging market countries entails greater risks than investing in securities in developed markets. The risks include but are not limited to the following:

Investment Restrictions

Some emerging market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Non-U.S. Stock Portfolios and Overlay Portfolios. For example, certain emerging market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging market countries, as well as limitations on such investments, may have an adverse impact on the operations of a Portfolio.

Possibility of Theft or Loss of Assets

Security settlement and clearance procedures in some emerging market countries may not fully protect the Non-U.S. Stock Portfolios and Overlay Portfolios against loss or theft of its assets. By way of example and without limitation, a Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging market countries.

Settlement and Brokerage Practices

Brokerage commissions, custodial services, and other costs relating to investment in emerging market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Less Sophisticated Regulatory and Legal Framework

In emerging market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which a Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Portfolio in particular securities.

The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors’ rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

Less Accurate Information on Companies and Markets

Many of the foreign securities held by a Portfolio will not be registered with the U.S. Securities and Exchange Commission (“SEC”), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Below Investment-Grade Bonds

Much emerging market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody’s. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these rating categories, see the Appendix). Lower-quality debt securities, also known as “junk bonds,” are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. A Portfolio’s achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager’s credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

Social, Political and Economic Instability

Investments in emerging market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

Certain emerging market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions – for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes – could have a severe effect on security prices and impair the International Portfolios’ or Emerging Markets Portfolio’s ability to repatriate capital or income. The possibility exists that economic development in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Non-U.S. Stock Portfolios and Overlay Portfolios invest and adversely affect the value of the Portfolios’ assets.

The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Non-U.S. Stock Portfolios and Overlay Portfolios may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

Certain Investment Risks of the Non-U.S. Stock Portfolios and Overlay Portfolios

Market Risk

Since the International Portfolios and the Emerging Markets Portfolio invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk—the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio’s composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.

The securities markets in many emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the International Portfolios and Emerging Markets Portfolio may invest in relatively small companies. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the International Portfolios, Emerging Markets Portfolio and Overlay Portfolios. Moreover, some emerging market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolios do not calculate net asset value (“NAV”). As a result, the NAV of the Portfolios may be significantly affected by trading on days when shareholders cannot make transactions.

Currency Risk

See “Foreign Currency Transactions” below for a description of currency risk.

Other Risks

Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

INVESTMENT RESTRICTIONS

All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. “A majority of the outstanding securities” of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

Investment Restrictions of the Short Duration Municipal Portfolios

None of the Short Duration California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio or the Short Duration New York Municipal Portfolio may, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

3)	Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements;

4)	Issue senior securities, except as permitted under the 1940 Act;

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

6)	Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

8)	Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S. are not considered to be invested in any industry);

11)	Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer. This restriction does not apply to the Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio;

12)	Make investments for the purpose of exercising control or management; or

13)	Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state’s income tax.

The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Municipal Portfolios has or currently intends to:

1)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets;

2)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“144A securities”) that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

3)	Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker’s commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

4)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; or

5)	Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio’s total assets.

Investment Restrictions of the Fixed-Income Portfolios (Other Than the Short Duration Municipal Portfolios)

None of the U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal Portfolio, the California Municipal Portfolio, or the Intermediate Duration Portfolio, will, except as otherwise provided herein:

1)	Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position;

3)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements;

4)	Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

5)	Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

6)	Purchase oil, gas or other mineral interests;

7)	Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

8)	Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio’s total assets;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

11)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

12)	Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

13)	Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

14)	Make investments for the purpose of exercising control or management;

15)	Invest in securities of other registered investment companies;

16)	Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants; or

17)	With respect to the New York Municipal Portfolio, Diversified Municipal Portfolio and the California Municipal Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state’s income tax.

The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Fixed-Income Portfolios has or currently intends to:

1)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“144A securities”) that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

2)	Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio’s total assets.

Investment Restrictions of the Tax-Managed International Portfolio and the International Portfolio

Neither the Tax-Managed International Portfolio nor the International Portfolio may, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

3)	Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements.

4)	Issue senior securities, except as permitted under the 1940 Act;

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

6)	Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

8)	Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

11)	Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

12)	Make investments for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Tax-Managed International Portfolio and the International Portfolio has not and currently does not intend to:

1)

Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“144A Securities”) that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

3)	Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker’s commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

4)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Investment Restrictions of the Emerging Markets Portfolio

The Emerging Markets Portfolio may not, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

3)	Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%;

4)	Issue senior securities, except as permitted under the 1940 Act;

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

6)	Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

8)	Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

11)	Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

12)	Make investments for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Portfolio currently does not intend to:

1)

Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“144A Securities”) that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

3)	Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker’s commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

4)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Investment Restrictions of the Overlay Portfolios

As a matter of fundamental policy, each Portfolio may not:

1)	concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

2)	issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

3)	make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

4)	purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

5)	purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

6)	act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

As a fundamental policy, the Portfolios are diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolios’ assets consist of:

•	Cash or cash items;

•	Government securities;

•	Securities of other investment companies; and

•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, “total assets” of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

INVESTMENTS

Each Overlay Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments (“Derivatives”), that provide investment exposure to a variety of asset classes. These asset classes may include: fixed income instruments and equity securities of issuers located within and outside the United States, high yield securities, currencies and commodities. By dynamically allocating investment exposure among various asset classes in the Overlay Portfolios, the Manager will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to municipal securities. The Overlay Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through Derivatives.

Subject to each Portfolio’s investment policies, each Fixed-Income Portfolio may be primarily invested in, and each Overlay Portfolio may invest in, debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers’ acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts; (xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; and (xiv) in the case of the Intermediate Duration, Short Duration Plus and Overlay Portfolios, foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The International Portfolios and the Emerging Markets Portfolio will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. The Overlay Portfolios may obtain equity exposure by investing in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Derivatives. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below. The following information about the Portfolios’ investment policies and practices supplements the information set forth in the Prospectus.

Mortgage-Related Securities

Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as “mortgage-related securities.” Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

One type of mortgage-related security is a Government National Mortgage Association (“GNMA”) Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association (“FNMA”) Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation (“FHLMC”) Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, due to the value of FHLMC’s and FNMA’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.

The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

The Portfolios may invest in Real Estate Mortgage Investment Conduits (“REMICs”) and collateralized mortgage obligations (“CMOs”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible.

Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios and Overlay Portfolios may invest in debt obligations that are REMICs or CMOs; provided that in the case of the Fixed-Income Portfolios, other than the Short Duration Municipal Portfolios, and the Overlay Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.

In another version of mortgage-related securities, all interest payments go to one class of holders—“Interest Only” or “IO”—and all of the principal goes to a second class of holders—“Principal Only” or “PO.” The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Board; all other IOs and POs will be considered illiquid.

Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities

The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Municipal Securities

Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Portfolios may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered

Municipal Securities for the purpose of determining the portions of the Municipal Portfolios’ and Overlay Portfolios’ assets that are invested in Municipal Securities. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

Municipal Securities include “private activity bonds” such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The term “issuer” means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios’ investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody’s, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund’s quality criteria as described in the Prospectus for each of its Portfolios.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the Portfolios would be affected. Additionally, the Portfolios’ investment objectives and policies would be reevaluated.

Private Placements

The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the “1933 Act”) so as to permit their sale to the public (“restricted securities”). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolios.

Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by “qualified institutional buyers,” including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios’ limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios’ securities could be adversely affected.

Loan Participations and Assignments

The Short Duration Plus Portfolio, the Intermediate Duration Portfolio and the Overlay Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between borrowers and one or more financial institutions (“Lenders”). Such loans are often referred to as bank loan debt. A Portfolio’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. A Portfolio’s investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody’s or BBB—or higher by S&P or Fitch) or higher.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio’s portfolio and calculating its asset value.

Foreign (Non-U.S.) Fixed-Income Securities

While the Short Duration Plus Portfolio and the Intermediate Duration Portfolio generally invest in domestic securities, each of these Portfolios and the Overlay Portfolios may also invest in foreign-fixed income securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign debt securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. Short Duration Plus Portfolio may invest up to 20% of its total assets in foreign securities, which includes both U.S. Dollar denominated and non-U.S. Dollar denominated securities. Intermediate Duration Portfolio may invest up to 25% of its total assets in non-U.S. Dollar denominated securities and may invest without limit in U.S. Dollar denominated foreign securities. The Short Duration Plus Portfolio, the Intermediate Duration Portfolio and the Overlay Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described under the section “Certain Investment Risks of the Non-U.S. Stock Portfolios,” above.

Warrants

The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations

The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers’ acceptances) of thrift institutions and commercial banks.

Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

A banker’s acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

The Portfolios expect to invest no more than 5% of any Portfolio’s net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation (“FDIC”) or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor’s, Fitch or Moody’s or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Intermediate Duration, Short Duration Plus Portfolios and Overlay Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor’s, Fitch or Moody’s or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

Convertible Securities

The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the “conversion price”) into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Equity Securities

The equity securities in which the Non-U.S. Stock Portfolios and Overlay Portfolios may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances — e.g., when a direct investment in securities in a particular country cannot be made — the Non-U.S. Stock Portfolios and Overlay Portfolios, in compliance with provisions of the 1940 Act, may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of these Portfolios will bear its ratable share of the mutual fund’s management fees and other expenses, and will remain subject to payment of the Portfolio’s management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase “Savings Shares,” which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

Other Securities

It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives

Each Overlay Portfolio intends to use derivatives to achieve its investment objective. All other Portfolios may, but are not required to, use derivatives for risk management purposes or as part of its investment practices. At times, a Portfolio’s exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives – options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market daily) assets determined to be liquid that when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” it position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When a Portfolio sells a futures contract, the Portfolio will maintain with its custodian (and mark-to-market daily) assets determined to be liquid that are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the futures contract or, in the case of an index futures contract, a portfolio with estimated volatility substantially similar to that of the index on which the futures contract is based. In addition, a Portfolio may hold a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio or at a higher price if an amount equal to the difference is earmarked or segregated with the custodian.

For cash-settled futures contracts, a Portfolio may cover the open position by segregating or “earmarking” liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation (or the Portfolio’s net liability), if any, rather than the market value of the futures contract. By doing so, a Portfolio will be able to use these contracts to a greater extent than if the Portfolio were required to segregate or “earmark” asset equal to the full market value of the futures contract.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

None of the Fixed Income Portfolios and the Non-U.S. Stock Portfolios will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets, except for derivative transactions in respect of foreign currencies.

Swaps. A swap, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. A Portfolio’s current obligations under a swap agreement will be accrued daily and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or “earmarking” liquid assets equal to the Portfolio’s obligations under the swap agreement.

Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

•	Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio’s interest.

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Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

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Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

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Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

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Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Risk of Potential Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new government regulation of various types of derivative instruments, including futures and swap agreements, may affect a Portfolio’s ability to use such instruments as a part of its investment strategy.

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Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio’s investment objective.

Other. The Portfolios may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”), including registration as a “commodity pool operator”. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a Portfolio invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC, or if the Portfolio markets itself as providing investment exposure to such instruments. With respect to each Portfolio except the Overlay Portfolios, to the extent a Portfolio uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, each Portfolio (except the Overlay Portfolios) has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Portfolio (except the Overlay Portfolios). Due to the Overlay Portfolios’ potential use of CFTC Derivatives above the prescribed levels, however, each of the Overlay Portfolios will be considered a commodity pool subject to CFTC regulation. Accordingly, the Manager will be required to register as a “commodity pool operator” and will be subject to CFTC regulation with respect to the Overlay Portfolios.

Use of Options, Futures, Forwards and Swaps by a Portfolio

Forward Currency Exchange Contracts

A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Non-U.S. Equity Portfolios and Overlay Portfolios may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. The International Portfolios and Overlay Portfolios may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

Under certain circumstances, each of the Non-U.S. Equity Portfolios and Overlay Portfolios may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

Each of the International Portfolios and Overlay Portfolios may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Portfolio’s obligations under any forward currency exchange contracts.

Options on Securities

A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Overlay Portfolios may write covered options or uncovered options. The Fixed Income Portfolios and Non-U.S. Stock Portfolios may write (i.e., sell) only covered put and call options (except in respect of currency transactions) on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

A Portfolio may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Manager, and the Manager has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Manager believes it would be advantageous to do so.

Options on Securities Indexes

An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio’s security holdings.

The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

Other Option Strategies

In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

Options on Foreign Currencies

A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in U.S. Dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies, including for hedging purposes. For example, where a Portfolio anticipates a decline in the U.S. Dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, the International Portfolios and Overlay Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. These Portfolios may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

Futures Contracts and Options on Futures Contracts

Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Fixed-Income Municipal Intermediate Duration Portfolios only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (“NAV”) of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

A Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Portfolio may also engage in currency “cross hedging” when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Each Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio’s portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fixed Income Portfolios and Non-U.S. Stock Portfolios may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered “covered” with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered “covered” with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Overlay Portfolios may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.

If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios’ use of futures contracts will not result in leverage.

Credit Default Swap Agreements

The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “par value” (full notional value) of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor’s, Fitch or Moody’s. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Currency Swaps

The Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Non-U.S. Stock Portfolios and the Overlay Portfolios may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. The International Portfolios and the Overlay Portfolios may also enter into currency swaps for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions.” Currency swaps involve the exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolios’ obligations over their entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios’ custodian. The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If the creditworthiness of the Portfolio’s counterparty declines, the value of the swap agreement will likely decline, potentially resulting in losses. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

Swaps: Interest Rate Transactions

A Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. A Portfolio also may invest in interest rate transaction futures. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties deemed creditworthy by the Manager.

Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

A Fixed-Income Municipal Intermediate-Duration Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fixed-Income Municipal Intermediate-Duration Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond markets.

Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio’s obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors’ debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager’s approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

Inflation (CPI) Swaps

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

Total Return Swaps

A Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance and Correlation Swaps

A Portfolio may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Eurodollar Instruments

Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

Synthetic Foreign Equity Securities

The Non-U.S. Stock Portfolios and Overlay Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Manager, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

A Portfolio may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

Structured Products

Each Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: Each Portfolio may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Portfolio might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, each Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that each Portfolio would receive as an investor in the trust. Each Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Repurchase Agreements

The Fixed-Income Portfolios may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. Each Portfolio requires continual maintenance of collateral held by the Fund’s custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a counterparty’s bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund’s custodian or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. The use of reverse repurchase agreements is included in the Portfolios’ borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act.

Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements are considered to be a loan to a Portfolio by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Portfolio. By entering into reverse repurchase agreements, a Portfolio obtains additional cash to invest on other securities. A Portfolio may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Portfolio to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Portfolio’s shareholders when the Portfolio achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Portfolio on the reverse repurchase transactions. Borrowings through reverse repurchase agreements are not subject to the requirement applicable to bank borrowings under Section 18(f)(1) of the 1940 Act to maintain an asset coverage of at least 300% but are subject to an equivalent requirement to maintain asset coverage by segregating assets in a segregated account equal in value to proceeds received in the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Currency Transactions

The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio and Overlay Portfolios may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios’ revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and, in the case of the International, Tax-Managed International and Overlay Portfolios, non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The U.S. Dollar equivalent of the Portfolios’ net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios’ income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio’s total assets, adjusted to reflect a Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

Dollar Rolls

The Fixed-Income Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolios may also enter into a type of dollar roll known as a “fee roll.” In a fee roll, a Portfolio is compensated for entering into the fee roll by “fee income,” which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

When-Issued Securities and Forward Commitments

Each Portfolio may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Fund’s custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a “when, as and if issued” basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

If a Portfolio is fully or almost fully invested with “when-issued” or “forward commitment” transactions, the transactions may result in a form of leveraging. Leveraging a Portfolio in this manner may increase the volatility of the Portfolio’s NAV.

Special Risk Considerations for Lower-Rated Securities

Securities rated Ba by Moody’s or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower (“lower-rated securities”), are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

The ratings of fixed-income securities by Moody’s, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of Moody’s, S&P and Fitch ratings.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager’s research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio’s securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio’s objective and policies.

In seeking to achieve a Portfolio’s objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Investments in Exchange-Traded Funds and Other Investment Companies

Each Overlay Portfolio may invest in securities of other investment companies, including ETFs, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. Consistent with these requirements, each Portfolio may, under certain circumstances, invest without limit in securities of affiliated investment companies.

As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management fees. These expenses would be in addition to the management fees and other expenses that the Portfolio bears directly in connection with its own operations.

Each Overlay Portfolio may invest to a significant extent in shares of ETFs, subject to the restrictions and limitations of the 1940 Act. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Overlay Portfolios intend to invest from time to time in the AllianceBernstein Pooling Portfolios – Multi-Asset Real Return Portfolio. A brief description of the Multi-Asset Real Return Portfolio follows. Additional details are available in the prospectus and SAI for the AllianceBernstein Pooling Portfolios. You may request a free copy of the prospectus and/or SAI of the AllianceBernstein Pooling Portfolios by contacting your Financial Advisor.

AllianceBernstein Pooling Portfolios – AllianceBernstein Multi-Asset Real Return (“Multi-Asset Pooling Portfolio”) has an investment objective to maximize real return over inflation. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Multi-Asset Pooling Portfolio pursues an investment strategy involving a variety of asset classes that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Multi-Asset Pooling Portfolio invests its assets principally in the following instruments that, in the judgment of the Manager, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infra-structure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate), and currencies.

The Multi-Asset Pooling Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Multi-Asset Pooling Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands. The Multi-Asset Pooling Portfolio limits its investment in the subsidiary to no more than 25% of its net assets.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities. Each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) may lend up to 30% of its total assets (including collateral for any security loaned); each of the Short Duration Municipal Portfolios may lend up to one-third of its total assets (including collateral for any security loaned). Each of the Non-U.S. Stock Portfolios and Overlay Portfolios may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower’s default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio’s investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS OR LONGER	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
INTERESTED DIRECTOR***

Dianne F. Lob c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of the Manager with which she has been associated since prior to 2008; Chairman of Bernstein’s Private Client Investment Policy Group since 2004; She joined the firm in 1999 as a senior portfolio manager; Previously, a managing director and an investment banker at J.P. Morgan from 1977 to 1999.	18	None

INDEPENDENT DIRECTORS

Chairman of the Board Thomas B. Stiles II #^+ 72 (2003)	President of Cedar Lawn Corporation (cemetery); Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999; Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988 to 1997; Executive Vice President and Director of E.F. Hutton Group from 1982 to 1987.	18	Cedar Lawn Corporation

Bart Friedman #+ 68 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2008.	18	The Brookings Institution; Lincoln Center for the Performing Arts; and Allied World Assurance Holdings

William Kristol #+ 60 (1994)	Editor, The Weekly Standard since prior to 2008. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS OR LONGER	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
Debra Perry #+ 61 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Korn/Ferry International; Bank of America Funds Series Trust; CNO Financial Group Inc.; MBIA Inc.

Donald K. Peterson #+ 63 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (communications) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; Committee for Economic Development

Rosalie J. Wolf #+ 71 (2000)	Managing Partner, Botanica Capital Partners LLC since prior to 2008; Member of Brock Capital Group LLC since prior to 2008; Member of the Investment Committee of the Board at the David and Lucile Packard Foundation since prior to 2008; Formerly, she was a Managing Director at Offit Hall Capital Management LLC from 2001 to 2003; Treasurer and Chief Investment Officer of The Rockefeller Foundation from 1994 to 2000; Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF; North European Oil Royalty Trust

*	The address for each of the Fund’s Independent Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund’s Directors.
***	Ms. Lob is an “interested person,” as defined in the 1940 Act, because of her affiliation with the Manager.
#	Member of the Fund’s Audit Committee and Independent Directors Committee.

^	Member of the Fund’s Fair Value Pricing Committee.
+	Member of the Fund’s Nominating, Governance and Compensation Committee.

The management of the business affairs of the Fund are managed under the direction of the Board. Directors who are not “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of the Fund are referred to as “Interested Directors.” Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Nominating, Governance and Compensation Committee, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at an annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating, Governance and Compensation Committee believes contributes to good governance for the Fund. Additional information concerning the Nominating, Governance and Compensation Committee’s consideration of Directors appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

In determining that a particular Director was qualified to serve as a Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that each Director should serve as a Director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Ms. Lob has business, finance and investment management experience as chairman of the Manager’s Private Client Investment Policy Group and experience as a portfolio manager for the Manager. Further, in addition to his or her service as a Director of the Fund: Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations; Mr. Stiles has investment management experience as a portfolio manager and executive officer and experience as a board member; and Ms. Wolf has business, finance and investment management experience as a senior financial officer of public companies and as chief investment officer of a major foundation as well as experience as a board member of various organizations. The disclosure herein of a Director’s experience, qualifications, attributes and skills does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing the Manager and the Fund’s other service providers in the operations of the Portfolios in accordance with the Portfolios’ investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees—the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The

Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Manager.

Risk Oversight. The Portfolios are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers (depending on the nature of the risk), subject to supervision by the Manager. The Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of each Portfolio’s investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio’s investment management and business affairs are carried out by or through the Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Manager and representatives of various internal committees of the Manager), the Fund’s Independent Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the Portfolios and the Manager’s risk management programs.

Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Portfolios’ ability to manage risk is subject to substantial limitations.

The Board has four standing committees of the Board – an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee are identified above.

The function of the Audit Committee is to assist the Board in its oversight of the Fund’s financial reporting process. The Audit Committee met three times during the Fund’s most recently completed fiscal year.

The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met four times during the Fund’s most recently completed fiscal year.

The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund, the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund’s Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund’s NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund’s most recently completed fiscal year.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met one time during the Fund’s most recently completed fiscal year.

Share Ownership and Compensation

The following tables set forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the “AllianceBernstein Fund Complex”) owned by each Director, if any, as of January 23, 2013.

	Dollar Range of Equity Securities in the
Name	U.S. Government Short Duration Portfolio	Short Duration Plus Portfolio	Short Duration New York Municipal Portfolio	Short Duration California Municipal Portfolio	Short Duration Diversified Municipal Portfolio	Intermediate Duration Portfolio
Interested Director:
Dianne F. Lob	$0	$0	$0	$0	$0	$0
Independent Directors:
Bart Friedman	$0	$0	$0	$0	$0	$0
William Kristol	$0	$0	$0	$0	$50,001-$100,000	$0
Debra Perry	$0	$0	$0	$0	$10,001-$50,000	$0
Donald K. Peterson	$0	$0	$0	$0	$0	$0
Thomas B. Stiles II	$0	$0	$0	$0	$0	$0
Rosalie J. Wolf	$0	$0	$0	$0	$0	$0

	Dollar Range of Equity Securities in the
Name	New York Municipal Portfolio		California Municipal Portfolio	Diversified Municipal Portfolio		Tax Managed International Portfolio		International Portfolio		Emerging Markets Portfolio
Interested Director:
Dianne F. Lob	Over $	100,000	$0		$0	Over $	100,000	Over $	100,000	Over $	100,000
Independent Directors:
Bart Friedman		$0	$0		$0	Over $	100,000		$0	Over $	100,000
William Kristol		$0	$0	Over $	100,000		$0		$0		$0
Debra Perry		$0	$0		$0		$50,001-$100,000		$0		$0
Donald K. Peterson		$0	$0		$0		$0	Over $	100,000		$0
Thomas B. Stiles II		$0	$0		$0		$10,001-$50,000		$0		$50,001-$100,000
Rosalie J. Wolf	Over $	100,000	$0		$0		$50,001-$100,000		$0		$50,001-$100,000

	Dollar Range of Equity Securities in the								Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in AllianceBernstein Fund Complex
Name	Overlay A Portfolio	Tax-Aware A Portfolio		Overlay B Portfolio	Tax-Aware B Portfolio	Tax-Aware C Portfolio	Tax-Aware N Portfolio
Interested Director:
Dianne F. Lob	$0	Over $	100,000	$0	$0	$0	Over $	100,000	Over $	100,000
Independent Directors:
Bart Friedman	$0		$0	$0	$0	$0		$0	Over $	100,000
William Kristol	$0		$0	$0	$0	$0		$0	Over $	100,000
Debra Perry	$0		$0	$0	$0	$0		$0	Over $	100,000
Donald K. Peterson	$0		$0	$0	$0	$0		$0	Over $	100,000
Thomas B. Stiles II	$0		$0	$0	$0	$0		$0	Over $	100,000
Rosalie J. Wolf	$0		$0	$0	$0	$0		$0	Over $	100,000

As of January 23, 2013, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Fund’s distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Manager or the Fund’s distributor.

As of January 23, 2013, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Portfolios.

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2012 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

Name of Director	Aggregate Compensation from the Fund	Total Compensation from the AllianceBernstein Fund Complex, Including the Fund	Total Number of Investment Companies in the AllianceBernstein Fund Complex, Including the Fund, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AllianceBernstein Fund Complex Including the Fund, as to which the Director is a Director or Trustee
Interested Director:
Dianne F. Lob	$0	$0	1	18
Independent Directors:
Bart Friedman	$180,000	$180,000	1	18
William Kristol	$165,000	$165,000	1	18
Debra Perry	$165,000	$165,000	1	18
Donald K. Peterson	$180,000	$180,000	1	18
Thomas B. Stiles II	$210,000	$210,000	1	18
Rosalie J. Wolf	$165,000	$165,000	1	18

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Dianne F. Lob, 58	President	See biography above.

Philip L. Kirstein, 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP (law firm) from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
associated since prior to 2008.

Joseph J. Mantineo, 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2008.

*	The address for each of the Fund’s officers is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
**	ABIS and ABI are affiliates of the Fund.

MANAGEMENT OF THE FUND

Manager. The Fund’s investment manager is AllianceBernstein, a Delaware limited partnership, with offices at 1345 Avenue of the Americas, New York, New York 10105.

The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2012, totaling approximately $419 billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world’s leading global investment management organizations, the Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

As of September 30, 2012, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries	61.0%
AllianceBernstein Holding L.P.	37.5%
Unaffiliated holders	1.5%

100.0%

AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies through certain of its subsidiaries (“AXA and its subsidiaries”). AllianceBernstein Holding L.P. (“Holding”) is a Delaware limited partnership, the units of which, (“Holding Units”) are traded publicly on the Exchange under the ticker symbol “AB”. As of September 30, 2012, AXA owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of the Holding Units.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Manager. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 64.2% economic interest in the Manager as of September 30, 2012.

AXA is a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings; property and casualty insurance; international insurance (including reinsurance); asset management and other financial services. AXA Financial, Inc. (“AXA Financial”) is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company (“AXA Equitable”) is an indirect wholly-owned subsidiary of AXA Financial.

Subject to the general oversight of the Board, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio’s assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund’s investment management agreement, with respect to each Portfolio (“Management Agreement”); AllianceBernstein is free to render similar services to others.

AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion, but not exceeding $7 billion; 0.30% of assets in excess of $ $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion ; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Overlay A Portfolio	0.90%

Tax-Aware Overlay A Portfolio	0.90%

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2010, September 30, 2011 and September 30, 2012:

	Management Fee for the Fiscal Years Ended September 30,
Portfolio	2010		2011	2012
U.S. Government Short Duration Portfolio	$788,843		$672,998	$570,575
Short Duration Plus Portfolio	$2,588,776		$3,238,322	$2,822,964
Short Duration New York Municipal Portfolio	$1,180,024		$904,290	$667,532
Short Duration California Municipal Portfolio	$575,417		$572,966	$467,160
Short Duration Diversified Municipal Portfolio	$2,505,683		$2,318,876	$1,966,568
Intermediate Duration Portfolio	$23,069,775		$22,914,440	$21,766,605
New York Municipal Portfolio	$9,099,731		$8,952,015	$8,731,782
California Municipal Portfolio	$6,025,615		$5,584,430	$5,618,276
Diversified Municipal Portfolio	$23,605,032		$23,667,497	$24,222,641
Tax-Managed International Portfolio	$42,832,384		$40,498,930	$31,359,218
International Portfolio	$19,671,435		$18,035,661	$13,985,420
Emerging Markets Portfolio	$21,499,473		$20,395,303	$14,934,032
Overlay A Portfolio	$2,513,520	*	$10,780,466	$13,084,993
Tax-Aware Overlay A Portfolio	$4,798,681	*	$21,784,320	$25,419,604
Overlay B Portfolio	$1,343,711	*	$5,456,369	$6,624,823
Tax-Aware Overlay B Portfolio	$1,957,371	*	$8,588,173	$10,894,077
Tax-Aware Overlay C Portfolio	$513,585	*	$2,080,847	$2,762,031
Tax-Aware Overlay N Portfolio	$459,701	*	$1,899,249	$2,391,084

*	For the period February 8, 2010 to September 30, 2010.

The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

In addition to the Management Agreement, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing Agreements with AllianceBernstein. AllianceBernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of AllianceBernstein’s duties in this regard may be delegated. AllianceBernstein has delegated some of such duties to AllianceBernstein Investor Services, Inc. (“ABIS”) and to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”), each a wholly-owned subsidiary of AllianceBernstein. Pursuant to the Shareholder Servicing Agreements, the shareholder servicing that will be provided by AllianceBernstein and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing is 0.10% of each Portfolio’s average daily net assets and the fee paid by the Tax-Managed International Portfolio, International Portfolio and the Emerging Markets Portfolio for these services is 0.25% of that Portfolio’s average daily net assets. For the Class 1 shares of each Overlay Portfolio, AllianceBernstein charges an annual fee of 0.15% of each such Portfolio’s average daily assets in Class 1 shares (0.20% for Overlay A and Tax-Aware Overlay A Portfolios). The table below indicates the shareholder servicing fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2010, September 30, 2011 and September 30, 2012:

	Shareholder Servicing Fee for the Fiscal Years Ended September 30,
Portfolio	2010		2011	2012
U.S. Government Short Duration Portfolio	$175,298		$149,555	$126,795
Short Duration Plus Portfolio	$481,956		$624,052	$544,248
Short Duration New York Municipal Portfolio	$262,227		$200,954	$148,340
Short Duration California Municipal Portfolio	$127,870		$127,326	$103,813
Short Duration Diversified Municipal Portfolio	$556,819		$515,306	$437,015
Intermediate Duration Portfolio	$5,305,650		$5,261,269	$4,944,151
New York Municipal Portfolio	$1,752,608		$1,652,024	$1,541,811
California Municipal Portfolio	$1,163,905		$1,059,794	$1,026,677
Diversified Municipal Portfolio	$5,176,769		$4,991,204	$4,839,804
Tax-Managed International Portfolio	$12,511,828		$11,785,124	$8,996,087
International Portfolio	$5,498,544		$5,039,884	$3,865,628
Emerging Markets Portfolio	$4,821,303		$4,558,406	$3,258,103
Overlay A Portfolio	$492,972	*	$2,058,920	$2,430,488
Tax-Aware Overlay A Portfolio	$860,935	*	$3,777,784	$4,342,583
Overlay B Portfolio	$268,056	*	$1,067,785	$1,261,582
Tax-Aware Overlay B Portfolio	$320,657	*	$1,317,311	$1,676,039
Tax-Aware Overlay C Portfolio	$84,476	*	$329,469	$394,094
Tax-Aware Overlay N Portfolio	$89,804	*	$376,132	$464,892

*	For the period February 8, 2010 to September 30, 2010.

Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management Agreement and the Shareholder Servicing Agreements; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Fund’s custodian (the “Custodian”); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio’s share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios’ shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders’ and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers’ commissions, dealers’ markups, and any issue or transfer taxes chargeable in connection with the Portfolios’ securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors’ and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business.

The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days’ written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 25, 2012.

Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the Manager’s clients (including the Portfolios) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, AllianceBernstein Corporate Shares, Inc., AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies.

Distributor. Sanford C. Bernstein LLC, located at 1345 Avenue of the Americas, New York, New York 10105, acts as distributor (the “Distributor”) of each Portfolio’s shares pursuant to Distribution Agreements.

Additional Information Regarding Accounts Managed by Portfolio Managers

As of September 30, 2012, AllianceBernstein employees had approximately $122,113,845.54 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

Sanford C. Bernstein Fund, Inc.

•	International Portfolio

•	Tax-Managed International Portfolio

•	Emerging Markets Portfolio

The management of and investment decisions for the International Portfolios’ portfolios are made by the International Team. The four investment professionals1 with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios are: Kent W. Hargis, Patrick J. Rudden, Laurent Saltiel, Karen Sesin and Kevin F. Simms. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

The management of and investment decisions for the Emerging Markets Portfolio are made by the Emerging Markets Team. The four investment professionals1 with the most significant responsibility for the day-to-day management of the Emerging Markets Portfolio are: Henry D’Auria, Patrick J. Rudden, Laurent Saltiel and Karen Sesin. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2012.

International Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Kent W. Hargis	$50,001 - $100,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables

[1]

Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2012.

International Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Kent W. Hargis*	72	$13,133	None	None
Patrick J. Rudden	54	$20,206	None	None
Laurent Saltiel	26	$3,363	None	None
Karen Sesin	2	$4,695	None	None
Kevin F. Simms	103	$16,108	None	None

Tax-Managed International Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Kent W. Hargis*	72	$12,149	None	None
Patrick J. Rudden	54	$18,240	None	None
Laurent Saltiel	26	$2,380	None	None
Karen Sesin	2	$2,728	None	None
Kevin F. Simms	103	$15,124	None	None

*	Kent W. Hargis joined the Manager’s International Team after the end of the Portfolio’s fiscal year and, therefore, this information does not reflect assets of the International Team accounts he currently manages.

Emerging Markets Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Henry D’Auria	80	$14,954	None	None
Patrick J. Rudden	54	$20,453	None	None
Laurent Saltiel	26	$3,486	None	None
Karen Sesin	2	$4,941	None	None

International Portfolio

Tax-Managed International Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Kent W. Hargis*	167	$3,377	2	$149
Patrick J. Rudden	213	$24,141	2	$161
Laurent Saltiel	62	$1,964	1	$17
Karen Sesin	None	None	None	None
Kevin F. Simms	260	$8,314	5	$650

Emerging Markets Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Henry D’Auria	184	$7,916	5	$650
Patrick J. Rudden	213	$23,141	2	$161
Laurent Saltiel	62	$1,964	1	$17
Karen Sesin	None	None	None	None

International Portfolio

Tax-Managed International Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Kent W. Hargis*	52,075	$22,566	7	$1,228
Patrick J. Rudden	48	$14,307	1	$35
Laurent Saltiel	6	$625	1	$37
Karen Sesin	None	None	None	None
Kevin F. Simms	28,806	$28,561	14	$3,108

*	Kent W. Hargis joined the Manager’s International Team after the end of the Portfolio’s fiscal year and, therefore, this information does not reflect assets of the International Team accounts he currently manages.

Emerging Markets Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Henry D’Auria	28,797	$28,184	14		$3,108
Patrick J. Rudden	48	$14,307	1		$35
Laurent Saltiel	5	$588	1		$37
Karen Sesin	None	None	None	$	None

Sanford C. Bernstein Fund, Inc.

•	Short Duration New York Municipal Portfolio

•	Short Duration California Municipal Portfolio

•	Short Duration Diversified Municipal Portfolio

•	New York Municipal Portfolio

•	California Municipal Portfolio

•	Diversified Municipal Portfolio

The management of and investment decisions for the Portfolios’ portfolios are made by the Municipal Bond Investment Team. The five investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios are: Michael Brooks, Fred S. Cohen, R. B. Davidson III, Wayne Godlin and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see “Management of the Portfolios” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2012.

Short Duration New York Municipal Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
R. B. Davidson III	$100,001 - $500,000

New York Municipal Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Michael Brooks	Over $1,000,000
R. B. Davidson III	Over $1,000,000
Terrance T. Hults	$10,001-$50,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2012.

Short Duration New York Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	29	$18,392	None	None
Fred S. Cohen	29	$18,392	None	None
R. B. Davidson III	29	$18,392	None	None
Wayne Godlin	29	$18,392	None	None
Terrance T. Hults	29	$18,392	None	None

Short Duration California Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	29	$18,426	None	None
Fred S. Cohen	29	$18,426	None	None
R. B. Davidson III	29	$18,426	None	None
Wayne Godlin	29	$18,426	None	None
Terrance T. Hults	29	$18,426	None	None

Short Duration Diversified Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	29	$18,131	None	None
Fred S. Cohen	29	$18,131	None	None
R. B. Davidson III	29	$18,131	None	None
Wayne Godlin	29	$18,131	None	None
Terrance T. Hults	29	$18,131	None	None

New York Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	29	$17,026	None	None
Fred S. Cohen	29	$17,026	None	None
R. B. Davidson III	29	$17,026	None	None
Wayne Godlin	29	$17,026	None	None
Terrance T. Hults	29	$17,026	None	None

California Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	29	$17,532	None	None
Fred S. Cohen	29	$17,532	None	None
R. B. Davidson III	29	$17,532	None	None
Wayne Godlin	29	$17,532	None	None
Terrance T. Hults	29	$17,532	None	None

Diversified Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	29	$13,836	None	None
Fred S. Cohen	29	$13,836	None	None
R. B. Davidson III	29	$13,836	None	None
Wayne Godlin	29	$13,836	None	None
Terrance T. Hults	29	$13,836	None	None

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Michael Brooks	2	$92	None	None
Fred S. Cohen	2	$92	None	None
R. B. Davidson III	2	$92	None	None
Wayne Godlin	2	$92	None	None
Terrance T. Hults	2	$92	None	None

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Michael Brooks	1,685	$12,959	3	$408
Fred S. Cohen	1,685	$12,959	3	$408
R. B. Davidson III	1,685	$12,959	3	$408
Wayne Godlin	1,685	$12,959	3	$408
Terrance T. Hults	1,685	$12,959	3	$408

Sanford C. Bernstein Fund, Inc.

•	U.S. Government Short Duration Portfolio

•	Short Duration Plus Portfolio

The management of and investment decisions for the Portfolios’ portfolios are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. The five investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios are: Jon P. Denfeld, Shawn E. Keegan, Alison M. Martier, Douglas J. Peebles and Greg J. Wilensky. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

The aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2012.

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2012.

U.S. Government Short Duration Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Jon P. Denfeld	15	$8,753	None	None
Shawn E. Keegan	16	$9,151	None	None
Alison M. Martier	15	$8,753	None	None
Douglas J. Peebles	57	$27,131	None	None
Greg J. Wilensky	39	$10,084	None	None

Short Duration Plus Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Jon P. Denfeld	15	$8,313	None	None
Shawn E. Keegan	16	$8,711	None	None
Alison M. Martier	15	$8,313	None	None
Douglas J. Peebles	57	$26,691	None	None
Greg J. Wilensky	39	$9,644	None	None

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Jon P. Denfeld	58	$822	1	$83
Shawn E. Keegan	68	$11,536	1	$83
Alison M. Martier	58	$822	1	$305
Douglas J. Peebles	124	$58,438	1	$83
Greg J. Wilensky	84	$1,007	1	$83

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Jon P. Denfeld	144	$12,553	1	$391
Shawn E. Keegan	270	$68,464	3	$3,218
Alison M. Martier	144	$12,553	1	$391
Douglas J. Peebles	384	$105,913	8	$5,516
Greg J. Wilensky	149	$12,702	1	$391

Sanford C. Bernstein Fund, Inc.

•	Intermediate Duration Portfolio

The management of and investment decisions for the Portfolio’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. The five investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio are: Paul J. DeNoon, Shawn E. Keegan, Alison M. Martier, Douglas J. Peebles, and Greg J. Wilensky. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2012.

Intermediate Duration Portfolio Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Douglas J. Peebles	$100,001 - $500,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2012.

Intermediate Duration Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Paul J. DeNoon	85	$27,899	None	None
Shawn E. Keegan	16	$4,434	None	None
Alison M. Martier	15	$4,036	None	None
Douglas J. Peebles	57	$22,414	None	None
Greg J. Wilensky	39	$5,367	None	None

Intermediate Duration Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Paul J. DeNoon	113	$43,834	2	$166
Shawn E. Keegan	68	$11,536	1	$83
Alison M. Martier	58	$822	1	$83
Douglas J. Peebles	124	$58,438	3	$305
Greg J. Wilensky	84	$1,007	1	$83

Intermediate Duration Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Paul J. DeNoon	238	$49,722	5	$2,465
Shawn E. Keegan	270	$68,464	3	$3,218
Alison M. Martier	144	$12,553	1	$391
Douglas J. Peebles	384	$105,913	8	$5,516
Greg J. Wilensky	149	$12,702	1	$391

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The management of and investment decisions for the Overlay Portfolios are made by the Asset Allocation Team. The four investment professionals on the Asset Allocation Team with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios are: Andrew Y. Chin, Dianne F. Lob, Daniel J. Loewy and Seth J. Masters. For additional information about the portfolio management of the Portfolios, see “Fund Management” in the Portfolios’ Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities because the Portfolios were not yet in operation as of September 30, 2012.

Overlay A Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Seth J. Masters	$50,001 - $100,000

Tax-Aware Overlay A Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Dianne F. Lob	$500,001 - $1,000,000
Seth J. Masters	Over $1,000,000

Tax-Aware Overlay N Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Diane F. Lob	$100,001 - $500,000
Daniel J. Loewy	$10,001 - $50,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2012.

Overlay A Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Andrew Y. Chin	73	$13,664	None	None
Dianne F. Lob	36	$7,503	None	None
Daniel J. Loewy	50	$12,945	None	None
Seth J. Masters	54	$20,237	None	None

[1]

Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

Tax-Aware Overlay A Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Andrew Y. Chin	73	$12,285	None	None
Dianne F. Lob	36	$6,124	None	None
Daniel J. Loewy	50	$11,366	None	None
Seth J. Masters	54	$18,858	None	None

Overlay B Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Andrew Y. Chin	73	$14,057	None	None
Dianne F. Lob	36	$7,897	None	None

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Daniel J. Loewy	50	$13,339	None	None
Seth J. Masters	54	$20,630	None	None

Tax-Aware Overlay B Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Andrew Y. Chin	73	$13,404	None	None
Dianne F. Lob	36	$7,243	None	None
Daniel J. Loewy	50	$12,686	None	None
Seth J. Masters	54	$19,977	None	None

Tax-Aware Overlay C Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Andrew Y. Chin	73	$14,687	None	None
Dianne F. Lob	36	$8,526	None	None
Daniel J. Loewy	50	$13,969	None	None
Seth J. Masters	54	$21,260	None	None

Tax-Aware Overlay N Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Andrew Y. Chin	73	$14,744	None	None
Dianne F. Lob	36	$8,583	None	None
Daniel J. Loewy	50	$14,026	None	None
Seth J. Masters	54	$21,317	None	None

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Andrew Y. Chin	113	$2,785	2	$149
Dianne F. Lob	12	$113	None	None
Daniel J. Loewy	62	$16,230	None	None
Seth J. Masters	213	$23,141	2	$161

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Andrew Y. Chin	97	$15,578	6	$1,210
Dianne F. Lob	21	$4,632	None	None
Daniel J. Loewy	27	$11,049	None	None
Seth J. Masters	48	$14,304	1	$35

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Manager owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Manager has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Manager own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Manager. The Manager’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Manager. The Code of

Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Manager’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Manager routinely are required to select and allocate investment opportunities among accounts. The Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Manager could share in investment gains.

Portfolio Manager Compensation

The Manager’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Manager’s clients, including the Portfolios. The Manager also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Manager. On an annual basis, the Manager endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Manager emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Manager.

NET ASSET VALUE

The per share NAV of each Portfolio is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio’s per share NAV is calculated by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund’s pricing policies and procedures established by and under the general supervision of the Board. The Board has delegated to the Manager, subject to the Board’s continuing oversight, certain of its duties with respect to the Pricing Policies.

Whenever possible, securities are valued based on market information on the business day as of which the value being determined, as follows:

(a) a security listed on the Exchange, or another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)) is valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

(b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

(c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Manager) on which the security is traded;

(d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Manager will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board’s Valuation Committee the next day;

(e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

(f) a right is valued at the last traded price provided by approved pricing services;

(g) a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it will no longer be valued;

(h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Manager determines that this method does not represent fair value);

(i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Manager believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of particular markets. The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Manager determines that an appropriate pricing service does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

(j) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Manager believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Manager has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

(k) bank loans are valued on the basis of bid prices provided by a pricing service;

(l) bridge loans are valued at par, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high yield market and/or a significant change in the state of any particular issuer or issuers of bridge loans;

(m) residential and commercial mortgage whose loans and whose loan pools are fair market priced by a pricing service;

(n) forward and spot currency pricing is provided by pricing services;

(o) a swap is valued by the Manager utilizing various external sources to obtain inputs for variables in pricing models;

(p) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service; and

(q) open end mutual funds are valued at the closing NAV per share and closed end funds are valued at the closing market price per share.

Each Portfolio values its securities at their current market value determined on the basis of market quotations set forth above or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, a Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing the Portfolios’ assets to the Manager. The Manager has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios’ assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

Each Portfolio’s Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

The net asset value of each Portfolio is calculated by subtracting the liabilities allocated to the Portfolio from the value of the assets belonging to that Portfolio. The NAV of each class of shares of the Portfolio is determined separately by subtracting the liabilities attributable to that class from the assets attributable to that class, and then dividing the result by the number of outstanding shares of that class, all in accordance with a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general oversight of the Board, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for each of the Portfolios. In general, securities in which the Fixed-Income and Overlay Portfolios invest are traded on a “net” rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The International Portfolios, the Emerging Markets Portfolio and the Overlay Portfolios generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Portfolios nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent.

The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolios.

Each Portfolio may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. A Portfolio may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolios will attempt to negotiate best execution.

Investment decisions for the Fund are made independently from those of other investment companies and other advisory accounts managed by the Manager. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Manager, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the officers of the Fund or of the Manager. Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department of the Manager.

Each Portfolio may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the Portfolio’s objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Information about the brokerage commissions paid by the Portfolios, including to Bernstein LLC, which is an affiliated broker of the Fund and Bernstein Limited, which is also an affiliated broker of the Fund is set forth in the following table:

Portfolio	Aggregate Brokerage Commissions Paid		Brokerage Commissions Paid to Affiliated Brokers
Tax-Managed International Portfolio
Fiscal Year Ended September 30, 2010 Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	7,770,375 6,464,731 5,305,137	$ $ $	0 0 0
International Portfolio
Fiscal Year Ended September 30, 2010 Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	3,406,690 2,863,921 2,339,164	$ $ $	0 0 0
Emerging Markets Portfolio
Fiscal Year Ended September 30, 2010 Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	4,174,603 3,609,028 2,307,598	$ $ $	0 0 0
U.S. Government Short Duration Portfolio
Fiscal Year Ended September 30, 2010 Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	0 613 2,269	$ $ $	0 0 0
Short Duration Plus Portfolio
Fiscal Year Ended September 30, 2010 Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	0 16,297 18,743	$ $ $	0 0 0
Short Duration New York Municipal Portfolio
Fiscal Year Ended September 30, 2010 Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	0 0 0	$ $ $	0 0 0
Short Duration California Municipal Portfolio
Fiscal Year Ended September 30, 2010 Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	0 0 0	$ $ $	0 0 0
Short Duration Diversified Municipal Portfolio
Fiscal Year Ended September 30, 2010 Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	0 0 0	$ $ $	0 0 0
Intermediate Duration Portfolio
Fiscal Year Ended September 30, 2010 Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	0 16,956 6,339	$ $ $	0 0 0
New York Municipal Portfolio
Fiscal Year Ended September 30, 2010 Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	0 0 0	$ $ $	0 0 0
California Municipal Portfolio
Fiscal Year Ended September 30, 2010 Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	0 0 0	$ $ $	0 0 0

Portfolio	Aggregate Brokerage Commissions Paid		Brokerage Commissions Paid to Affiliated Brokers
Diversified Municipal Portfolio
Fiscal Year Ended September 30, 2010 Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	0 0 0	$ $ $	0 0 0
Overlay A Portfolio
Fiscal Year Ended September 30, 2010* Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	360,916 1,401,652 1,902,636	$ $ $	138 0 87
Tax-Aware Overlay A Portfolio
Fiscal Year Ended September 30, 2010* Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	775,580 2,837,524 3,473,192	$ $ $	171 0 410
Overlay B Portfolio
Fiscal Year Ended September 30, 2010* Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	112,825 156,419 246,477	$ $ $	0 0 0
Tax-Aware Overlay B Portfolio
Fiscal Year Ended September 30, 2010* Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	0 150,121 255,727	$ $ $	0 0 0
Tax-Aware Overlay C Portfolio
Fiscal Year Ended September 30, 2010* Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	0 37,980 65,431	$ $ $	0 0 0
Tax-Aware Overlay N Portfolio
Fiscal Year Ended September 30, 2010* Fiscal Year Ended September 30, 2011 Fiscal Year Ended September 30, 2012	$ $ $	0 34,004 56,724	$ $ $	0 0 0

*	For the period February 8, 2010 to September 30, 2010

The following table relates to brokerage commissions paid by the Portfolios to Bernstein LLC for the fiscal year ended September 30, 2012:

Portfolio	% of Portfolio’s Aggregate Brokerage Commissions Paid to Affiliated Broker	% of Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through Affiliated Broker
U.S. Government Short Duration Portfolio	0%	0%
Short Duration Plus Portfolio	0%	0%
Short Duration New York Municipal Portfolio	0%	0%
Short Duration California Municipal Portfolio	0%	0%
Short Duration Diversified Municipal Portfolio	0%	0%
Intermediate Duration Portfolio	0%	0%
New York Municipal Portfolio	0%	0%
California Municipal Portfolio	0%	0%
Diversified Municipal Portfolio	0%	0%
Tax-Managed International Portfolio	0%	0%
International Portfolio	0%	0%
Emerging Markets Portfolio	0%	0%
Overlay A Portfolio	0.005%	0.25%
Tax-Aware Overlay A Portfolio	0.01%	0.59%
Overlay B Portfolio	0%	0%
Tax-Aware Overlay B Portfolio	0%	0%

Portfolio	% of Portfolio’s Aggregate Brokerage Commissions Paid to Affiliated Broker	% of Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through Affiliated Broker
Tax-Aware Overlay C Portfolio	0%	0%
Tax-Aware Overlay N Portfolio	0%	0%

The following table relates to brokerage commissions paid by the Portfolios to Bernstein Limited for the fiscal year ended September 30, 2012:

Portfolio	% of Portfolio’s Aggregate Brokerage Commissions Paid to Affiliated Broker	% of Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through Affiliated Broker
U.S. Government Short Duration Portfolio	0%	0%
Short Duration Plus Portfolio	0%	0%
Short Duration New York Municipal Portfolio	0%	0%
Short Duration California Municipal Portfolio	0%	0%
Short Duration Diversified Municipal Portfolio	0%	0%
Intermediate Duration Portfolio	0%	0%
New York Municipal Portfolio	0%	0%
California Municipal Portfolio	0%	0%
Diversified Municipal Portfolio	0%	0%
Tax-Managed International Portfolio	0%	0%
International Portfolio	0%	0%
Emerging Markets Portfolio	0%	0%
Overlay A Portfolio	0%	0%
Tax-Aware Overlay A Portfolio	0%	0%
Overlay B Portfolio	0%	0%
Tax-Aware Overlay B Portfolio	0%	0%
Tax-Aware Overlay C Portfolio	0%	0%
Tax-Aware Overlay N Portfolio	0%	0%

Disclosure of Portfolio Holdings

The Fund believes that the ideas of the Manager’s investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio’s portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Manager has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios’ portfolio securities. The policies and procedures relating to disclosure of a Portfolio’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio’s portfolio holdings on a selective basis.

Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager may post portfolio holdings information on the Manager’s website (www.AllianceBernstein.com). The Manager generally posts on the website a complete schedule of the Portfolios’ securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings, and the percentage of the Portfolio’s assets represented by the Portfolios’ holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Portfolios hold, a summary of the Portfolios’ top ten holdings (including name and the percentage of each Portfolio’s assets invested in each holding), and a percentage breakdown of the Portfolios’ investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Manager may distribute or authorize the distribution of information about a Portfolio’s portfolio holdings that is not publicly available, on the website or otherwise, to the Manager’s employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about a Portfolio’s portfolio holdings that is not publicly available, on the website or otherwise, to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about a Portfolio’s portfolio holdings that is not publicly available to the Portfolio’s individual or institutional investors or to intermediaries that distribute the Portfolios’ shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about a Portfolio’s portfolio holdings is permitted, however, the Manager’s Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

The Manager has established procedures to ensure that each Portfolio’s portfolio holdings information is only disclosed in accordance with these policies. Only the Manager’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager’s product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio’s shareholders. The Manager’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager’s policy and any applicable confidentiality agreement. The Manager’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund’s Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Portfolio’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Portfolio regulatory filings; (iii) the Fund’s custodian in connection with its custody of the assets of the Portfolios; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio’s portfolio holdings information unless specifically authorized.

Tax Management

The Bernstein Global Wealth Management Unit of AllianceBernstein L.P. (“Bernstein”) provides certain tax management services to private clients that invest in the Portfolios through investment programs administered by Bernstein. As part of such services, Bernstein conducts year-end tax trading on behalf of these private clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Portfolios which could in turn result in a Portfolio experiencing temporary asset inflows or outflows at year end. Bernstein coordinates with the Manager to try to ensure that the implementation of Bernstein’s tax management strategies does not compromise the interests of any Portfolio or its investors. However, the implementation of Bernstein’s tax management strategies may require a Portfolio to increase asset allocations to cash or cash equivalents in order to meet expected redemption requests. If a significant amount of a Portfolio’s assets are allocated to cash or cash equivalents, it may be more difficult for the Portfolio to achieve its investment objective.

PURCHASE AND REDEMPTION OF SHARES

Generally, to purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Certain non-discretionary accounts may also invest in the Portfolios, including but not limited to, non-discretionary accounts held by employees, officers and present or former Directors of the Fund or other investment companies managed by the Manager, and existing investors in the Portfolios.

Shares of each Portfolio are sold at the NAV next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund’s assets are more fully set forth in the Prospectus. The Fund may enter into arrangements with financial intermediaries permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders. The Emerging Markets Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 1% of the dollar amount invested in the Portfolio (including purchases made by exchanging shares of other Fund portfolios for shares of the Emerging Markets Portfolio) and a portfolio transaction fee on cash redemptions of 1% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Portfolio for shares of other Fund portfolios).

The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the NAV of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under “Net Asset Value,” and this valuation is made as of the same time the redemption price is determined.

In order to open your account, the Fund or your broker-dealer or other financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Portfolio to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Portfolios may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

A Portfolio that invests significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund, AllianceBernstein and Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

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Transaction Surveillance Procedures. The Fund, through its agent, Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

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Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

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Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

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Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is “blocked” and who may not otherwise wish to redeem his or her shares effectively may be “locked” into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder’s risk profile. To rectify this situation, a shareholder with a “blocked” account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

CODE OF ETHICS AND PROXY VOTING PROCEDURES

The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Fund has adopted the Manager’s proxy voting policies and procedures. The Manager’s proxy voting policies and procedures are attached as Appendix B.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund’s website at www.AllianceBernstein.com; or both; and (2) on the SEC’s website at www.sec.gov.

TAXES

The Fund intends each Portfolio to continue to qualify as a “regulated investment company” under Subchapter M of the Code. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the “90% test”); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and which are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “diversification requirements”). As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares. It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. The policy for the International Portfolios, the Emerging Markets Portfolio and the Overlay Portfolios is to declare and pay investment income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to U.S. federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains (at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is long-term capital gain), regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by the Municipal Portfolios (as defined below) and properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax.

Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) may be eligible for the maximum capital gains tax rate applicable in the case of long-term capital gain (0% for individuals, trusts and estates in lower tax brackets) provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. Such rate would not apply to dividends received from Fixed-Income Municipal Portfolios or Overlay Portfolios (which generally will be exempt from U.S. federal income tax to the extent discussed below) and Fixed-Income Taxable Portfolios. However, dividends received from Non-U.S. Stock Portfolios may, to a certain extent, qualify for such rate.

The Short Duration New York Municipal Portfolio and the New York Municipal Portfolio provide, and to a limited extent the Ta-Aware Overlay N Portfolio provides, income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The Short Duration California Municipal Portfolio and the California Municipal Portfolio provide, and to a limited extent the Tax-Aware Overlay C Portfolio provides, income which is tax-free (except for alternative minimum tax) for U.S. federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Short Duration Diversified Municipal Portfolio, the Diversified Municipal Portfolio and the Tax-Aware Overlay B Portfolio provide income which is tax-free for federal income tax purposes (except for AMT) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts and options on futures contracts as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the Short Duration New York Municipal Portfolio, the New York Municipal Portfolio, the Short Duration California Municipal Portfolio, the California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio (the “Municipal Portfolios”) and the Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (the “Tax-Aware Overlay Portfolios”) will expect to comply with the requirement of Code Section 852(b)(5) that on a quarterly basis at least 50% of the value of each such Portfolio’s total assets consists of Municipal Securities. This requirement may limit these Portfolios’ ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio’s income is derived from securities the interest on which is exempt from income taxes in that state. Legislative proposals have been suggested to limit further the federal income tax exemption for municipal securities but such proposals have not been enacted to date. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you, during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal or Tax-Aware Overlay Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal or Tax-Aware Overlay Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal or Tax-Aware Overlay Portfolio that represents income derived from certain revenue or private activity bonds held by the Municipal or Tax-Aware Overlay Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Municipal or Tax-Aware Overlay Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a Municipal or Tax-Aware Overlay Portfolio may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for U.S. federal income tax purposes as sold at fair market value on the last business day of the fiscal year (“marked to market”). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

The diversification requirements applicable to the Portfolios’ assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that otherwise constitute ordinary deductions and that are allocable under the Code to exempt-interest dividends would not be allowed as a deduction but will reduce net tax exempt income.

Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios’ holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a

Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in the shares.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Provided the International Portfolios, the Emerging Markets Portfolio and the Overlay Portfolios each qualify as a regulated investment company and more, as is expected, than 50% of the value of each such Portfolio’s total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, such Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U.S. federal income tax deduction or as foreign tax credit against their U.S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder’s pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios’ gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

Generally, a credit for foreign taxes may not exceed the amount of the shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities generally will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is the “passive income” category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

The International Portfolios, the Emerging Markets Portfolio and the Overlay Portfolios may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund’s taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. For this purpose all stock in a PFIC that is owned directly or indirectly by a Portfolio is treated as marketable stock. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

A Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain types of income received by a Portfolio from Real Estate Investment Trusts (“REITs”), REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number (“TIN”) and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the Internal Revenue Service (the “IRS”). Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders will receive, if appropriate, various written notices after the close of a Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions, passed-through foreign tax credits if applicable, and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and TINs of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local authorities with similar account holder information. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt interest dividends, or upon the sale or other disposition of shares of a Portfolio.

Distributions that a Portfolio reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to a REIT’s distribution to a Portfolio of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Portfolio’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Portfolio’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio could be subject to the 35% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Portfolio’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a foreign shareholder’s participation or Portfolio’s participation in a wash sale transaction or the payment of a substitute dividend.

Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

Cost Basis Reporting. Mutual funds are required to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Portfolios will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares.

If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM AND FINANCIAL STATEMENTS

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, is the Custodian and Accounting Agent for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street retained for such purpose in accordance with the 1940 Act. State Street also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the Fund’s independent registered public accounting firm to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The Fund’s September 30, 2012 audited financial statements included in its 2012 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) the Fund at 1345 Avenue of the Americas, New York, New York 10105, (212) 756-4097.

DESCRIPTION OF SHARES

The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the NAV of a shareholder’s account is less than $1,000.

Pursuant to the Articles of Incorporation, the Board may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

To the knowledge of the Fund, the following persons or entities owned of record or beneficially 5% or more of the shares of any Portfolio or Class as of January 4, 2013.

Portfolio	Name and Address	No. of Shares of Class	% of Class
Short Duration California Municipal Portfolio	B. Z. Family Trust c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	504,618.520	7.70%

	Goldberg Family Trust UTD c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	459,417.616	7.01%

	A. A. c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	385,577.345	5.89%

Portfolio	Name and Address	No. of Shares of Class	% of Class
Short Duration Diversified Municipal Portfolio	Arris Group Inc. c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	2,001,549.948	7.48%

Diversified Municipal Portfolio	TIAA-CREF Individual and Institutional Services, LLC c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	15,575,246.873	5.09%

U.S. Government Short Duration Portfolio	S.H.K. Foundation c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	796,963.880	9.32%

	The Dore Family Foundation c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	678,303.978	7.93%

	Broward Bank of Commerce c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	475,494.599	5.56

	J. R. V. c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	440,916.332	5.16%

Short Duration Plus Portfolio	Arris Group Inc. c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, New York 10105	4,178,177.503	9.86%

Portfolio	Name and Address	No. of Shares of Class	% of Class
Overlay A Portfolio – Class 2	S.G. & U.G. TIC c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,341,411.274	5.76%

	Lakeside Foundation c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,265,654.850	5.44%

	Retirement Plan for the Employees of AllianceBernstein L.P. c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,177,853.844	5.06%

Overlay B Portfolio – Class 2	Lakeside Foundation c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,040,526.366	6.12%

	The Bolton Family Trust DTD c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,002,965.364	5.90%

Tax-Aware Overlay C Portfolio – Class 2	J.B.D. Revocable Trust c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	2,491,970.879	16.28%

	The Hellman Family Trust c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,116,608.228	7.29%

Tax-Aware Overlay N Portfolio – Class 2	SVYDY, LLC c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	336,877.187	6.24%

	J.C.F. Revocable Trust c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	292,874.253	5.43%

	T. H. c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	278,660.791	5.17%

APPENDIX A

Description of Corporate and Municipal Bond Ratings

The following descriptions of Standard & Poor’s Corporation (“Standard & Poor’s”), Fitch Ratings, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) corporate and municipal bond ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s1

AAA Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from “AA” to “CCC” may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch2

A Fitch bond rating represents an assessment of the issuer’s ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor’s ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor’s ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor’s ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor’s ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

[1]	Reprinted from Standard & Poor’s Bond Guide.
[2]	As provided by Fitch Ratings, Inc.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D Bonds represent the highest potential for default and the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody’s3

Aaa Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

[3]	Reprinted from Moody’s Bond Record and Short Term Market Record.

Standard & Poor’s4

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated “B” are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated “D” is in payment default. The “D” rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

Fitch5

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody’s6

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios,

[4]	Reprinted from Standard & Poor’s Bond Guide.
[5]	As provided by Fitch Ratings, Inc.
[6]	Reprinted from Moody’s Bond Record and Short Term Market Record.

while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

The following descriptions of municipal bond ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s7

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch8

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

[7]	Reprinted from Standard & Poor’s Bond Guide
[8]	As provided by Fitch Ratings, Inc.

APPENDIX B

STATEMENT OF POLICIES AND

PROCEDURES FOR PROXY VOTING

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment (“RI Policy”) is attached to this Statement as an Exhibit.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”)

took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.	PROXY VOTING PROCEDURES

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees (“Proxy Committees”) to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of environmental, social and governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

3.2.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

3.3.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.4.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.5.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

EXHIBIT

STATEMENT OF POLICY REGARDING

RESPONSIBLE INVESTMENT

PRINCIPLES FOR RESPONSIBLE INVESTMENT,

ESG, AND SOCIALLY RESPONSIBLE INVESTMENT

1. INTRODUCTION

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. APPROACH TO ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. COMMITMENT TO THE PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI COMMITTEE

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York

Alex Chaloff: SVP-Private Client, Los Angeles

Nicholas Davidson: SVP-Value, London

Kathy Fisher: SVP-Private Client, New York

Linda Giuliano: SVP-Equities, New York

Christopher Kotowicz: VP-Growth, Chicago

David Lesser: VP-Legal, New York

Mark Manley: SVP-Legal, New York

Takuji Oya: VP-Growth, Japan

Guy Prochilo: SVP-Institutional Investments, New York

Nitish Sharma: VP-Institutional Investments, Australia

Liz Smith: SVP-Institutional Investments, New York

Chris Toub: SVP-Equities, New York

Willem Van Gijzen: VP-Institutional Investments, Netherlands